                                                                    EXHIBIT 10.9


                                PLEDGE AGREEMENT

                  This PLEDGE AGREEMENT, dated as of March 24, 2000 (together with all amendments, if any, from time to time hereto, this "Agreement") between BALDWIN PIANO & ORGAN COMPANY, a Delaware corporation (the "Pledgor") and GENERAL ELECTRIC CAPITAL CORPORATION in its capacity as Agent for Lenders ("Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and among Pledgor, the Persons named therein as Credit Parties, Agent and the Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified (the "Credit Agreement") the Lenders have agreed to make Loans to, and incur Letter of Credit Obligations for the benefit of, Borrowers;

                  WHEREAS, Pledgor is the record and beneficial owner of the shares of Stock listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;

                  WHEREAS, Pledgor benefits from the credit facilities made available to Borrowers under the Credit Agreement;

                  WHEREAS, in order to induce Agent and Lenders to make the Loans and to incur the Letter of Credit Obligations as provided for in the Credit Agreement, Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Letter of Credit Obligations under the Credit Agreement, it is agreed as follows:


                  1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 2 hereof.

                  "Pledged Entity" means an issuer of Pledged Shares or Pledged Indebtedness.

                  "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto;

                  "Pledged Shares" means those shares listed on Part A of
Schedule I hereto.

                  "Secured Obligations" has the meaning assigned to such term in
Section 3 hereof.

                  2. Pledge. Pledgor hereby pledges to Agent, and grants to Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                           (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; provided, to the extent the issuer of any of such Pledged Shares is a Person organized under the laws of a jurisdiction other than a State of the United States or the District of Columbia (each, a "Foreign Subsidiary") (other than Baldwin Canada), such Pledgor shall only be required to pledge Pledged Shares or certificates representing Pledged Shares of such issuer possessing up to but not exceeding 65% of the voting power of all classes of capital stock entitled to vote of such issuer, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares; and

                           (b) such portion, as determined by Agent as provided in Section 6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock; and

                           (c) the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Indebtedness; and

                           (d) all additional Indebtedness arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of that Pledged Indebtedness.

                  3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind under or in connection with the Credit Agreement and the other Loan Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

                  4. Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. Subject to the immediately following sentence, all Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent, an irrevocable proxy substantially in the form of Schedule II hereto and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be endorsed by Pledgor. All Pledged Shares of Baldwin Canada shall forthwith be registered in the name of Agent or, at Agent's option, its nominee, in order to further perfect Agent's security interest therein, and be delivered to and remain in the custody of Agent or, at Agent's option, its nominee. Pledgor hereby directs Baldwin Canada to, and Baldwin Canada agrees that it shall, forthwith upon the issuance of any Pledged Shares, record on its share register the Pledged Shares of Baldwin Canada in the name of Agent or its nominee in order to further perfect the security interest of Agent in the Pledged Shares and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock. Baldwin Canada shall promptly deliver to Agent following such recordation a photocopy of the applicable share register evidencing such recordation certified by the Secretary or Assistant Secretary of Baldwin Canada to be a complete photocopy thereof.

                  5. Representations and Warranties. Pledgor represents and warrants to Agent that:

                           (a) Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the sole holder of record (except in the case of Pledged Shares of Baldwin Canada in respect of which Pledgor was the sole holder of record immediately prior to (i) the registration thereof in Agent's or Agent's nominee's name in order to further perfect Agent's security interest therein and (ii) the delivery of such Pledged Shares to Agent) and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement; Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement;

                           (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable; the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligations of, the Pledged Entities, and no such Pledged Entity is in default thereunder;

                           (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to Agent as provided herein;

                           (d) None of the Pledged Shares or Pledged
         Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                           (e) All of the Pledged Shares are presently owned by Pledgor, and are presently represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

                           (f) No consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                           (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Agent and Lenders in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien;

                           (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms;

                           (i) The Pledged Shares constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity or, in the case of any Foreign Subsidiary (other than Baldwin Canada) 65%; and

                           (j) Except as disclosed on Part B of Schedule I, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations) or subject to the terms of an indenture.

                  The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

                  6. Covenants. Pledgor covenants and agrees that until the Termination Date:

                           (a) Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement;

                           (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                           (c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

                           (d) Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of a Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Loan Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of
         Schedule III hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments, pursuant to which Pledgor shall pledge to Agent all of such additional Stock, notes and instruments. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral.

                  7. Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

                           (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement):

                                    (i) the dissolution or liquidation, in whole
         or in part, of a Pledged Entity;

                                    (ii) the consolidation or merger of a
         Pledged Entity with any other Person;

                                    (iii) the sale, disposition or encumbrance
         of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent;

                                    (iv) any change in the authorized number of
         shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                                    (v) the alteration of the voting rights with
         respect to the Stock of a Pledged Entity; and

                           (b) (i) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Credit Agreement other than any and all:
         (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                                    (ii) all dividends and interest (other than
         such cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  8. Defaults and Remedies; Proxy.

                           (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and concurrently with written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent.

         In furtherance of the foregoing, (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i) and to the extent not granted pursuant to an irrevocable proxy delivered pursuant to Section 4, PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                           (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

                           (c) [If, at any time when Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

                                    (i) Prepare and file with the Securities and
         Exchange Commission (the "Commission") a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                                    (ii) Prepare and file with the Commission
         such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever Agent shall desire to sell or otherwise dispose of the Pledged Shares;

                                    (iii) Furnish to Agent such numbers of
         copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by Agent;

                                    (iv) Use commercially reasonable efforts to
         register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Agent shall request, and do such other reasonable acts and things as may be required of it to enable Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by Agent;

                                    (v) Furnish, at the request of Agent, on the
         date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as Agent may reasonably request; and

                                    (vi) Otherwise use commercially reasonable
         efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                           (d) All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by Pledgor.]

                           (e) If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under [the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act")/the Act], Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                                    (i) as to the financial sophistication and
         ability of any Person permitted to bid or purchase at any such sale;

                                    (ii) as to the content of legends to be
         placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                                    (iii) as to the representations required to
         be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                                    (iv) as to such other matters as Agent may,
         in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                           (f) Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

                           (g) Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                           (h) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

                  9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Agent's rights as against Pledgor in any respect.

                  10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

                  11. Termination. Immediately following the Termination Date, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

                  12. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                           (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                           (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                           (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                           (d) the insolvency of any Credit Party; or

                           (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

         13. Release. Pledgor consents and agrees that Agent may at any time, or from time to time, in its discretion:

                           (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                           (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Agent's part shall in any event affect or impair this Agreement.

                  14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  15. Miscellaneous.

                           (a) Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                           (b) Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                           (c) Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                           (d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND PLEDGOR.

                  16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

                  17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein:

                           (a)      If to Agent, at:

                                    General Electric Capital Corporation
                                    800 Connecticut Avenue, Two North
                                    Norwalk, Connecticut  06854
                                    Attention:  Account Manager - Baldwin Piano
                                    Telecopier No.: (203) 852-3630
                                    Telephone No.:  (203) 852-3616
                                    with copies to:

                                    O'Melveny & Myers LLP
                                    153 East 53rd Street
                                    New York, New York
                                    Attention:  Peter V. Pantaleo
                                    Telecopier No.: (212)326-2061
                                    Telephone No.:  (212) 326-2000



                           (b)      If to Pledgor, at:

                                    Baldwin Piano & Organ Company
                                    4680 Parkway Drive
                                    Mason, OH  45040-5301
                                    Attention:  Chief Financial Officer
                                    Telecopier No.: (513) 754-4579
                                    Telephone No.:  (513) 754-4647

                                    With copies to:


                                    Graydon Head Richey
                                    511 Walnut Street, #1900
                                    Cincinnati, OH  45202
                                    Attention: Thomas W. Kahle
                                    Telecopier No.: (513) 651-3836
                                    Telephone No.:  (513) 629-2804

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 17, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                  18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                  19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                  20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.


                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                            "Pledgor"
                                             -------

                                            BALDWIN PIANO & ORGAN COMPANY

                                            By: /s/ DUANE D. KIMBLE
                                               ---------------------------------
                                               Duane D. Kimble
                                               Executive Vice President and
                                               Chief Financial Officer


                                            "Agent"
                                             -----

                                            GENERAL ELECTRIC CAPITAL CORPORATION

                                            By: /s/ CHARLES CHIODO
                                               ---------------------------------
                                               Charles Chiodo
                                               A Duly Authorized Signatory


Acknowledged and Accepted:

THE BALDWIN PIANO COMPANY
  (CANADA) LIMITED

By: /s/ DUANE D. KIMBLE
   -------------------------
     Duane D. Kimble
     Vice President and
     Chief Financial Officer

                                   SCHEDULE I

                                     PART A


                                 PLEDGED SHARES

-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------

Pledged Entity                         Class             Stock Certificate          Number                  Percentage of
--------------                         of Stock              Number(s)              of Shares               Outstanding Shares
                                       --------          -----------------          ---------               ------------------
-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------
                                                                                                                       100%
-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------
                                                                                                                       100%
-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------
                                                                                                                       100%
-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------
                                                                                                                       100%
-------------------------------------- ----------------- -------------------------- ----------------------- -----------------------

                                     PART B

                              PLEDGED INDEBTEDNESS

---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------

Pledged Entity                           Initial                       Issue Date              Maturity Date        Interest Rate
--------------                           Principal Amount              ----------              -------------        -------------
                                         ----------------
---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------

---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------

---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------

---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------

---------------------------------------- ----------------------------- ----------------------- -------------------- ---------------





                                    Sch. I-1

                                   SCHEDULE II

                            FORM OF IRREVOCABLE PROXY
                                   ([PLEDGOR])

                  The undersigned, [PLEDGOR],a _________ corporation, being the holder of all of the Pledged Shares (as defined in the Pledge Agreement referred to below) of [PLEDGED ENTITY] (the "Company"), does hereby constitute and appoint General Electric Capital Corporation, in its capacity as agent (together with its successors in such capacity, the "Agent") for the lenders and their assigns (the "Lenders"), party from time to time to the Credit Agreement dated as of March __, 2000 (as the same may be amended, modified, restated or supplemented from time to time, the "Credit Agreement") among Baldwin Piano & Organ Company, the other Credit Parties signatory thereto (including the undersigned), the Agent and the Lenders as its proxy, effective automatically without the necessity of any action (including any transfer of any shares on the record books of the Company) by any Person (including the Company or any officer or agent thereof) upon the occurrence and continuance of an Event of Default (as defined in the Credit Agreement), to exercise all rights, benefits, and privileges of the undersigned in respect of the shares, including to act by consent and to call and attend all meetings of the shareholders of Company to be held from time to time with full power to vote and act for the undersigned in the name, place and stead of the undersigned and in the same manner, to the same extent, and with the same effect that the undersigned would if personally present at such meetings, giving to Agent full power of substitution and revocation.

                  Agent is a pledgee under a valid pledge of the shares owned by the undersigned, pursuant to that certain Pledge Agreement, dated as of March ___, 2000 between the undersigned and Agent (as the same may be amended, modified, restated or supplemented from time to time, the "Pledge Agreement").


            THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE

                  Any proxy or proxies heretofore given by the undersigned to any person or persons whatsoever are hereby revoked. This proxy shall continue in full force and effect until the Termination Date (as defined in the Credit Agreement).

Dated:   March __, 2000

                                                    [PLEDGOR]

                                                    By: ________________________
                                                    Name:_______________________
                                                    Title:______________________

In presence of:


----------------
Witness




                                   Sch. II-1

                                  SCHEDULE III

                                PLEDGE AMENDMENT


                  This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated ____________ __, ____, between undersigned, as Pledgor, and General Electric Capital Corporation, as Agent, (the "Pledge Agreement") and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.


                                                    ____________________________


                                                    By: ________________________
                                                    Name:_______________________
                                                    Title:______________________


-------------------------------------------- ------------------------ ---------------- -------------------- -------------------
Name and                                                              Class            Certificate          Number
Address of Pledgor                           Pledged Entity           of Stock          Number(s)           of Shares
------------------                           --------------           --------         ----------           ---------
-------------------------------------------- ------------------------ ---------------- -------------------- -------------------

-------------------------------------------- ------------------------ ---------------- -------------------- -------------------

-------------------------------------------- ------------------------ ---------------- -------------------- -------------------

-------------------------------------------- ------------------------ ---------------- -------------------- -------------------


------------------------------------ ---------------------------- ----------------------- -------------------- ----------------

Pledged Entity                       Initial                      Issue Date              Maturity Date        Interest Rate
--------------                       Principal Amount             ----------              -------------        -------------
                                     ----------------
------------------------------------ ---------------------------- ----------------------- -------------------- ----------------

------------------------------------ ---------------------------- ----------------------- -------------------- ----------------

------------------------------------ ---------------------------- ----------------------- -------------------- ----------------

------------------------------------ ---------------------------- ----------------------- -------------------- ----------------



                                   Sch. III-1